SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: July 15, 1998
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                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
         --------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1997-A
                  --------------------------------------------
                      (Issuer with respect to Certificates)


       Delaware              333-7575                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)          Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware          19801
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                                (302) 575-5033
                ---------------------------------------------------
                (Registrant's telephone number, including area code)



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Item 5. Other Events

    On 7/15/98 Chase Manhattan Auto Owner Trust 1997-A (the "Trust") made distributions to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of February 28, 1997, (the "Sale & Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

    A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7 (c). Exhibits
            --------

  Exhibit   Description
  -------   -----------

  20.1 Monthly Certificateholder's statement with respect to the July 15, 1998 distribution.

                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION


                                            /s/ Patricia Garvey
                                            -----------------------------
                                            By:    Patricia Garvey
                                            Title: Vice President




Date:  July 20, 1998

                              INDEX TO EXHIBITS
                              -----------------


   Exhibit                         Description
   -------                         -----------

     20.1                Certificateholder Reports dated
                         7/14/1998 delivered pursuant to
                         Section 5.8 of the Sale and
                         Servicing  Agreement dated as of
                         February 28, 1997.